                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  /X/

Filed by a party other than the Registrant  / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))


/X/   Definitive Proxy Statement


/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  SENECA FUNDS
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:


      (2)   Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4)   Proposed maximum aggregate value of transaction:


      (5)   Total fee paid:


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:


      (2)   Form, Schedule or Registration No.:


      (3)   Filing Party:


      (4)   Date Filed:

                                 [SENECA LOGO]

February 6, 1998

Dear Seneca Fund Shareholder:

     We promised in our recent letter enclosing our annual report to provide you with more information about the new partnership between Seneca Capital Management and Phoenix Duff & Phelps.

     This partnership brings additional opportunity to the shareholders of the Seneca Funds in several ways. Phoenix Duff & Phelps brings increased distribution to the Seneca Funds, which should help reduce overall fund expenses. Phoenix Duff & Phelps performs many administrative functions internally. Once we have internalized these administrative costs, savings should materialize. We are also adding new classes of shares to respond to a variety of shareholder needs. You may find that some of these new classes better suit your financial and investment goals.

     At a special meeting of shareholders to be held on February 25, 1998, you will have an opportunity to vote on the new advisory agreements with Phoenix Investment Counsel and Seneca Capital Management. You will also be asked to vote on the engagement of Price Waterhouse as the new auditors for Seneca Funds for the 1998 fiscal year. Each of these proposals is described in detail in the attached proxy statement.

     THE TRUSTEES OF THE SENECA FUNDS HAVE UNANIMOUSLY APPROVED BOTH PROPOSALS AND URGE YOU TO VOTE "FOR" EACH PROPOSAL. WHETHER OR NOT YOU WILL BE AT THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

     Thank you for your continued support.

                                         Sincerely,

                                         /s/ Gail P. Seneca

                                         Gail P. Seneca
                                         President

                                  SENECA FUNDS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of Seneca Funds (the "Trust") will be held on February 25, 1998, at 2:00 p.m. local time, at 909 Montgomery Street, Suite 500, San Francisco, California, for the following purposes:

          1. Approval of a new investment advisory agreement with Phoenix Investment Counsel, Inc. ("PIC") and a new subadvisory agreement with PIC and Seneca Capital Management LLC.

          2. Ratification of the selection of Price Waterhouse LLP as the Trust's independent auditors for the fiscal year ending September 30, 1998.

          3. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

                      THE TRUSTEES OF THE TRUST RECOMMEND
                   THAT SHAREHOLDERS VOTE FOR EACH PROPOSAL.

     Shareholders of record at the close of business on December 31, 1997 will be entitled to vote at the meeting or any adjournment thereof.

                                         By Order of the Trustees

                                         Ronald K. Jacks, Secretary

February 6, 1998

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. PROMPT RETURN OF THE PROXY MAY SAVE THE EXPENSE OF FURTHER SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                  SENECA FUNDS
                        909 MONTGOMERY STREET, SUITE 500
                        SAN FRANCISCO, CALIFORNIA 94133

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS

                               FEBRUARY 25, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Trustees of Seneca Funds (collectively, the "Trust," and each series thereof, a "Fund") of proxies to be used at a Special Meeting of Shareholders of the Trust to be held on February 25, 1998, at 2:00 p.m. local time, at 909 Montgomery Street, Suite 500, San Francisco, California, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. This Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about February 6, 1998.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by Trustees and officers of the Trust and by officers and employees of Seneca Capital Management LLC. Brokers and other nominees will be reimbursed, upon request, for their reasonable expenses in forwarding solicitation materials to their principals. The cost of solicitation will be borne by Phoenix Duff & Phelps Corporation and its affiliates.

     All valid proxies received prior to the meeting will be voted at the meeting in accordance with the instructions therein. If no instruction is given with respect to any Proposal, the proxy will be voted in favor of the Proposal. A proxy may be revoked by a shareholder at any time prior to its exercise by delivering to the Trust a written notice of revocation or a later-dated proxy or by voting in person at the meeting.

     The representation in person or by proxy of at least one-third of the shares of the Trust or any Fund entitled to vote is necessary to constitute a quorum for transacting business at the meeting. In the event that a quorum is not present with respect to any Proposal, or that sufficient votes in favor of any Proposal are not received by the time of the meeting, the persons named as proxy holders may propose one or more adjournments of the meeting to permit further solicitation with respect to the Proposal. Any such adjournment will require the vote of the majority of the shares of the Trust or the Fund represented at the meeting. The persons named as proxy holders will vote in favor of such adjournment those proxies they are entitled to vote in favor of the Proposal, and against such adjournment those proxies they are instructed to vote against the Proposal.

     For purposes of determining the presence of a quorum, abstentions, withheld votes and "broker non-votes" will be counted as present. A broker non-vote is an executed proxy received from a broker or other nominee indicating that the nominee has not received voting instructions and does not have discretionary authority to vote with respect to a particular matter. Abstentions will have the effect of a "no" vote on Proposals 1 and 2. If the vote on Proposal 1 is on the basis of more than 50% of the outstanding shares, broker non-votes will have the effect of a "no" vote. If the vote on Proposal 1 is on the basis of 67% or more of the shares present, broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the shares present. Broker non-votes will have the effect of a "no" vote on Proposal 2.

     The Trustees have fixed the close of business on December 31, 1997 as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the meeting. Each Fund will vote separately on Proposal
1. On Proposal 2, shareholders will vote in the aggregate and not by Fund. Shareholders are entitled to one vote for each dollar of net asset value of shares held as of the Record Date and a proportionate fractional vote for each fractional dollar amount. The following table shows the number of whole shares of each Fund and Class of the Trust outstanding, and the whole votes represented by such shares, as of the Record Date:


                                                                    SHARES           VOTES
                         FUND AND CLASS                           OUTSTANDING     REPRESENTED
----------------------------------------------------------------  -----------     -----------
Seneca Growth Fund ("Growth Fund")
  Institutional Shares..........................................   2,258,815       34,830,933
  Administrative Shares.........................................     384,775        5,871,681
Seneca Mid-Cap "EDGE"(SM) Fund ("Mid-Cap 'EDGE'(SM) Fund")
  Institutional Shares..........................................     675,806        9,542,388
  Administrative Shares.........................................     175,737        2,477,894
Seneca Bond Fund ("Bond Fund")
  Institutional Shares..........................................     838,960        8,909,765
  Administrative Shares.........................................          --               --
Seneca Real Estate Securities Fund ("Real Estate Securities
  Fund")
  Institutional Shares..........................................   2,025,199       28,049,012
  Administrative Shares.........................................     219,421        3,028,015
                                                                   ---------       ----------
          Total:................................................   6,578,713       92,709,688

     The following table shows, as of November 30, 1997, the whole votes represented by each Fund and Class owned by the Trustees and executive officers of the Trust and by the persons known by the Trust to own more than 5% of any Fund or Class:

                                           VOTES REPRESENTED AND PERCENTAGE OF OUTSTANDING(1)(2)(3)
                                   ------------------------------------------------------------------------
                                                                   MID-CAP                      REAL ESTATE
   NAME AND POSITION HELD(4)       ALL FUNDS        GROWTH        "EDGE"(SM)       BOND         SECURITIES
--------------------------------   ----------      ---------      ---------      ---------      -----------
Gail P. Seneca, President and         278,439         11,998         16,981             --          249,460
  Trustee
Sandra J. Westhoff, Treasurer         130,835             --         85,795             --           45,040
  and Trustee
Ronald K. Jacks, Secretary             30,685             --         30,685             --               --
Mary Ann Cusenza, Trustee             219,631        219,631             --             --               --
Paul E. Erdman, Trustee                    --             --             --             --               --
Melinda Ellis Evers, Trustee(5)         8,095             --          5,464             --            2,631
  Trustees and executive
    officers                          667,685        231,629        138,925             --          297,130
    as a group(6)                                                   (1.52%)                         (1.06%)
BT Alex. Brown Incorporated(6)     25,043,168      5,356,249      3,466,537      3,000,664       13,219,719
  P.O. Box 1346                      (31.65%)       (15.46%)       (38.02%)       (31.58%)         (47.38%)
  Baltimore, MD 21203
Charles Schwab & Company(6)         8,144,527      4,837,769      1,030,518      1,904,194          372,046
  101 Montgomery Street              (10.22%)       (13.97%)       (11.30%)       (20.09%)          (1.33%)
  San Francisco, CA 94104
Blair Walker Stratford TTEE,        4,255,352             --             --             --        4,255,352
  Blair Walker Stratford 1994         (5.35%)                                                      (15.25%)
  Family Trust(7)
Walker Security Investment
  LLC(7)                            3,791,065             --             --             --        3,791,065
                                      (4.77%)                                                      (13.59%)
RAS CRT, Dtd 9/15/94, c/o           2,341,954      2,341,954             --             --               --
  K&E Management Ltd.(7)              (2.59%)        (6.76%)
Roxanne B. Chapman                  1,767,958      1,767,958             --             --               --
  David S. Wang Co TTEES,             (1.95%)        (5.10%)
  MacDonald Family Foundation(7)
Builders of the Adytum(7)             743,467             --             --        743,467               --
                                      (1.25%)                                      (7.82%)
Tenderloin Neighborhood               592,097             --             --        592,097               --
  Development Corp.(7)                (1.00%)                                      (6.23%)
Eileen Feather TR U/A                 543,622             --             --        543,622               --
  11/18/86 John Feather Trust(7)      (0.92%)                                      (5.72%)

---------------
(1) Represents net asset value of shares.

(2) Unless otherwise indicated, represents Institutional Shares only.

(3) Unless otherwise indicated, represents shares owned of record and beneficially, sole voting and investment power, and less than 1% of outstanding.

(4) Unless otherwise indicated, address is 909 Montgomery Street, Suite 500, San Francisco, California 94133.

(5) Consists of shares held by her husband's individual retirement account.

(6) Shares owned of record.

(7) Held of record at BT Alex. Brown Incorporated, P.O. Box 1346, Baltimore, MD 21203.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE TRUST'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST BY TELEPHONE AT 1-800-990-9331 OR BY WRITING ADDRESSED TO SENECA FUNDS, 909 MONTGOMERY STREET, SUITE 500, SAN FRANCISCO, CALIFORNIA 94133.

                      APPROVAL OF NEW INVESTMENT ADVISORY
                           AND SUBADVISORY AGREEMENTS
                                  (PROPOSAL 1)

BACKGROUND


     On June 18, 1997, the owners of GMG/Seneca Capital Management LLC (now known as Seneca Capital Management LLC) ("Seneca LLC"), the investment manager of the Trust at that time, and GMG/Seneca Capital Management, L.P. ("GMG/Seneca LP"), the former and current investment manager of the Trust, entered into an agreement with Phoenix Duff & Phelps Corporation ("PDP") providing for the purchase by PDP of 74.9% of the equity interests in Seneca LLC and GMG/Seneca LP (the "Acquisition").


     PDP is a large, diversified financial services organization and is a 60%-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Through its operating subsidiaries and affiliates, PDP provides a variety of investment products and services to investors throughout the United States and abroad. PDP provides management, administrative and distribution services for over 50 mutual funds and other investment companies, as well as individual and institutional clients. The funds are distributed through a network of broker-dealers, investment advisers and financial planners. PDP is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange.

     On July 17, 1997, PDP closed the purchase of the 74.9% interest in Seneca LLC (the "LLC Closing"). At the same time, Seneca LLC transferred its rights and obligations as investment manager of the Funds to GMG/Seneca LP, which was at that time owned by the same persons as then owned Seneca LLC. This transfer took place to allow the LLC Closing without terminating the current investment management agreement between the Trust and Seneca LLC (the "Current Management Agreement").

     The closing of the sale of the 74.9% interest in GMG/Seneca LP to PDP (the "LP Closing") is subject to various conditions, including the execution of a new investment advisory agreement between the Trust and Phoenix Investment Counsel, Inc. ("PIC"), a wholly-owned subsidiary of PDP (the "New Investment Advisory Agreement"); a new subadvisory agreement among the Trust, PIC and Seneca LLC (the "New Subadvisory Agreement"); and a new underwriting agreement between the Trust and Phoenix Equity Planning Corporation ("PEPCO"), another wholly-owned subsidiary of PDP. The New Investment Advisory Agreement and the New Subadvisory Agreement are referred to herein as the "New Advisory Agreements".

     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Current Management Agreement terminates automatically upon its assignment, which is deemed to include the change of control of GMG/Seneca LP that will occur upon the LP Closing. The 1940 Act further prohibits any person from serving as an investment adviser to the Funds except pursuant to a written contract that has been approved by the shareholders of the Trust. The New Advisory Agreements are being presented to the shareholders of the Trust for the purpose of such approval. The LP Closing is expected to occur immediately after shareholder approval of the New Advisory Agreements.

                THE TRUSTEES OF THE TRUST HAVE APPROVED THE NEW
              ADVISORY AGREEMENTS AND RECOMMEND THAT SHAREHOLDERS
                              VOTE FOR PROPOSAL 1.

INFORMATION ABOUT THE LP CLOSING

     The LP Closing will result in a change of control of the investment adviser of the Funds under the 1940 Act. However, neither PDP nor Seneca LLC expect that the change of control will have any effect on the management of the Funds' portfolios. PDP and the remaining management owners of Seneca LLC have entered into an operating agreement (the "Operating Agreement") pursuant to which day-to-day operations and investment management decisions remain exclusively within the control of current management of GMG/Seneca LP and former management of Seneca LLC. Without the approval of PDP and the management owners, Seneca LLC may not, among other matters, incur indebtedness, pay unbudgeted expenses, increase the budget by more than 10%, undertake activities or enter into long-term agreements outside the ordinary course of business, authorize additional shares, amend employment agreements, retain outside auditors, or amend the Operating Agreement.

     The person primarily responsible for the management of GMG/Seneca LP and Seneca LLC, Gail P. Seneca, is a management owner of Seneca LLC and has signed a long-term employment contract with Seneca LLC extending through December 31, 2001. Pursuant to her employment agreement, Ms. Seneca continues to act as President and Chief Executive and Investment Officer, and continues to have full authority to manage the day-to-day business and affairs, of Seneca LLC. Richard
D. Little, Ronald K. Jacks and Charles B. Dicke also are management owners and have signed long-term employment agreements. Together with Ms. Seneca, they will continue to act as portfolio management team leaders for the Growth Fund, Mid-Cap "EDGE"(SM) Fund and Bond Fund. Ms. Seneca and David Shapiro will continue to act as portfolio management team leaders for the Real Estate Securities Fund.


     The purchase price for the 74.9% interest in Seneca LLC and GMG/Seneca LP will be approximately $40.5 million, subject to adjustment, payable in cash and short-term notes. Approximately 98% of the purchase price has been allocated to Seneca LLC and 2% will be allocated to GMG/Seneca LP. Seneca LLC senior management will receive a portion of the purchase price and will own the remaining 25.1% interest in Seneca LLC and GMG/Seneca LP. At the LLC Closing, senior management of Seneca LLC also received options to purchase 200,000 shares of PDP, together with non-voting interests in Seneca LLC entitling them to additional payments upon the happening of certain events. Options to purchase an additional 200,000 shares of PDP were granted to certain senior management of Seneca LLC on December 31, 1997. Seneca LLC will also establish a bonus pool for key employees based on the profits of Seneca LLC for each fiscal year. Gail P. Seneca, Sandra J. Westhoff and Ronald K. Jacks, who are currently Trustees and/or officers of the Trust, have a material interest in the Acquisition as result of their relationships and arrangements with GMG/Seneca LP, Seneca LLC and PDP.


     PDP has the right to purchase the remaining 25.1% interest in Seneca LLC beginning in the year 2000, subject to acceleration under certain circumstances, and the management owners have a similar right to sell those interests to PDP at that time. PDP believes that the purchase of the remaining interests by PDP will not result in a further change of control of the investment adviser of the Trust. Following the LP Closing, it is expected that PDP and the management owners of GMG/Seneca LP will contribute all the outstanding interests in GMG/Seneca LP to Seneca LLC and GMG/Seneca LP will be dissolved.

     The information in this Proxy Statement concerning the Acquisition and the operations and expenses of the Funds after the Acquisition has been provided to the Trust by PDP, PIC, GMG/Seneca

LP and Seneca LLC, and the information concerning PDP, PIC, GMG/Seneca LP and Seneca LLC has been provided to the Trust by each of the respective entities.

FUND EXPENSES

     The Acquisition is not expected to increase the total operating expenses (before any expense reimbursement) of any existing Class of shares of the Trust as a percentage of its average net assets (the "Gross Expense Ratio") over its Gross Expense Ratio for the fiscal year ended September 30, 1997. The New Investment Advisory Agreement retains the fee schedule of the Current Management Agreement. Similarly, PEPCO and its delegates intend to undertake the administrative, accounting and transfer agency services of the Trust at rates that are the same as or lower than those presently charged by the Trust's current service providers. PDP anticipates that the Funds' Gross Expense Ratios will actually decrease over time based on the economies and efficiencies of scale PDP and its affiliates can offer and with the growth of the Funds' assets. However, there can be no assurance that any such reduction will occur. PDP has committed to share the benefits of any such economies and efficiencies with the Funds. PDP also contemplates increasing the assets of one or more of the Funds, including the Growth Fund, by combining them with other funds sponsored by PDP and its affiliates.

     The following table sets forth the actual fees and expenses incurred by the Institutional and Administrative Shares of the Trust for the fiscal year ended September 30, 1997, and the pro forma fees and expenses a shareholder is expected to incur after the Acquisition. The table reflects the redesignation of the Institutional and Administrative Shares as Class X and A Shares, respectively, and the establishment of new Class B, C and M Shares. See "The New Advisory Agreements -- Distribution Services."

                                                            ALL FUNDS
                            -------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION    CLASS X   CLASS A             CLASS B               CLASS C       CLASS M
                            -------   -------   ---------------------------  --------------   -------
  EXPENSES
Maximum Sales Load on
  Purchases (as a
  percentage of offering
  price)..................   None     4.75%     None                         None             3.50%
Maximum Sales Load on
  Reinvested Dividends....   None      None     None                         None              None
Deferred Sales Load (as a
  percentage of original
  purchase price or
  redemption proceeds, as
  applicable).............   None      None     5% during first year,        1% during         None
                                                decreasing 1% annually to    first year
                                                2% during fourth and fifth
                                                years, decreasing to 0%
                                                after fifth year
Early Withdrawal Fee(1)...  1.00%     1.00%     1.00%                        1.00%            1.00%
Exchange Fee..............   None      None     None                         None              None

                                                                     GROWTH FUND
                                                   -----------------------------------------------
ANNUAL FUND OPERATING EXPENSES(2)                  CLASS X   CLASS A   CLASS B   CLASS C   CLASS M
                                                   -------   -------   -------   -------   -------
  (as a percentage of average net assets)
Management Fees..................................   0.70%     0.70%     0.70%     0.70%     0.70%
Maximum 12b-1 Fees(3)............................    None     0.25%     1.00%     1.00%     0.50%
Other Expenses (before expense reimbursement)
  Actual.........................................   0.82%     1.68%        --        --        --
  Pro Forma......................................   0.50%     0.94%     1.09%     3.73%     3.73%
Other Expenses (after expense reimbursement)
  Actual(4)......................................   0.82%     1.53%        --        --        --
  Pro Forma(5)...................................   0.50%     0.90%     0.90%     0.90%     0.90%
Total Fund Operating Expenses (before expense
  reimbursement)
  Actual.........................................   1.52%     2.63%        --        --        --
  Pro Forma......................................   1.20%     1.89%     2.79%     5.43%     4.93%
Total Fund Operating Expenses (after expense
  reimbursement)
  Actual(4)......................................   1.52%     2.48%        --        --        --
  Pro Forma(5)...................................   1.20%     1.85%     2.60%     2.60%     2.10%

                                                               MID-CAP "EDGE"(SM) FUND
                                                   -----------------------------------------------
ANNUAL FUND OPERATING EXPENSES(2)                  CLASS X   CLASS A   CLASS B   CLASS C   CLASS M
                                                   -------   -------   -------   -------   -------
  (as a percentage of average net assets)
Management Fees..................................   0.80%     0.80%     0.80%     0.80%     0.80%
Maximum 12b-1 Fees(3)............................    None     0.25%     1.00%     1.00%     0.50%
Other Expenses (before expense reimbursement)
  Actual.........................................   1.97%     3.27%        --        --        --
  Pro Forma......................................   1.45%     2.44%     2.81%     4.46%     4.46%
Other Expenses (after expense reimbursement)
  Actual(6)......................................   0.94%     1.32%        --        --        --
  Pro Forma(7)...................................   1.30%     1.65%     1.65%     1.65%     1.65%
Total Fund Operating Expenses (before expense
  reimbursement)
  Actual.........................................   2.77%     4.32%        --        --        --
  Pro Forma......................................   2.25%     3.49%     4.61%     6.26%     5.76%
Total Fund Operating Expenses (after expense
  reimbursement)
  Actual(6)......................................   1.74%     2.37%        --        --        --
  Pro Forma(7)...................................   2.10%     2.70%     3.45%     3.45%     2.95%

                                                                      BOND FUND
                                                   -----------------------------------------------
ANNUAL FUND OPERATING EXPENSES(2)                  CLASS X   CLASS A   CLASS B   CLASS C   CLASS M
                                                   -------   -------   -------   -------   -------
  (as a percentage of average net assets)
Management Fees..................................    0.50%     0.50%     0.50%     0.50%     0.50%
Maximum 12b-1 Fees(3)............................     None     0.25%     1.00%     1.00%     0.50%
Other Expenses (before expense reimbursement)
  Actual.........................................    2.91%       --        --        --        --
  Pro Forma......................................    1.28%     2.61%     1.62%     4.26%     4.26%
Other Expenses (after expense reimbursement)
  Actual(8)......................................    1.03%       --        --        --        --
  Pro Forma(9)...................................    1.28%     1.70%     1.70%     1.70%     1.70%
Total Fund Operating Expenses (before expense
  reimbursement)
  Actual.........................................    3.41%       --        --        --        --
  Pro Forma......................................    1.78%     3.36%     3.12%     5.76%     5.26%
Total Fund Operating Expenses (after expense
  reimbursement)
  Actual(8)......................................    1.53%       --        --        --        --
  Pro Forma(9)...................................    1.78%     2.45%     3.20%     3.20%     2.70%

                                                             REAL ESTATE SECURITIES FUND
                                                   -----------------------------------------------
ANNUAL FUND OPERATING EXPENSES(2)                  CLASS X   CLASS A   CLASS B   CLASS C   CLASS M
                                                   -------   -------   -------   -------   -------
  (as a percentage of average net assets)
Management Fees..................................    0.85%     0.85%     0.85%     0.85%     0.85%
Maximum 12b-1 Fees(3)............................     None     0.25%     1.00%     1.00%     0.50%
Other Expenses (before expense reimbursement)
  Actual.........................................    1.14%     2.69%       --        --        --
  Pro Forma......................................    0.59%     1.47%     1.16%     3.80%     3.80%
Other Expenses (after expense reimbursement)
  Actual(10).....................................    1.14%     1.81%       --        --        --
  Pro Forma(11)..................................    0.59%     1.47%     1.16%     1.95%     1.95%
Total Fund Operating Expenses (before expense
  reimbursement)
  Actual.........................................    1.99%     3.79%       --        --        --
  Pro Forma......................................    1.44%     2.57%     3.01%     5.65%     5.15%
Total Fund Operating Expenses (after expense
  reimbursement)
  Actual(10).....................................    1.99%     2.91%       --        --        --
  Pro Forma(11)..................................    1.44%     2.57%     3.01%     3.80%     3.30%

---------------
  (1) Applies only to redemption (including by exchanges) of shares held less than 90 days. The fee is paid to the Fund and is intended to protect long-term investors from the cost of frequent investments and redemptions by short-term investors.

 (2) As of the date of this Proxy Statement, only the Class X and Class A Shares had commenced operations. The pro forma expenses are estimates, and actual expenses may be more or less than the amounts shown.

 (3) "12b-1 Fees" represent an asset based sales charge that, for long term shareholders, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

 (4) Seneca LLC and GMG/Seneca LP reimbursed the Growth Fund for the amount by which the operating expenses of Class X and Class A Shares of such Fund exceeded .85% and 1.50%, respectively, of average net assets from September 30, 1996 to January 31, 1997, and 1.95% and 2.55%, respectively, of average net assets from February 1, 1997 to September 30, 1997.

 (5) PIC and PEPCO have agreed to reimburse the Growth Fund for the amount by which the operating expenses of Class X, Class A, Class B, Class C and Class M Shares of such Fund exceed 1.25%, 1.85%, 2.60%, 2.60% and 2.10%, respectively, of average net assets through the fiscal year ending September 30, 1998.

 (6) Seneca LLC and GMG/Seneca LP reimbursed the Mid-Cap "EDGE"(SM) Fund for the amount by which the operating expenses of Class X and Class A Shares of such Fund exceeded .95% and 1.60%, respectively, of average net assets from September 30, 1996 to January 31, 1997, and 2.10% and 2.70%, respectively, of average net assets from February 1, 1997 to September 30, 1997.

 (7) PIC and PEPCO have agreed to reimburse the Mid-Cap "EDGE"(SM) Fund for the amount by which the operating expenses of Class X, Class A, Class B, Class C and Class M Shares of such Fund exceed 2.10%, 2.70%, 3.45%, 3.45% and 2.95%, respectively, of average net assets through the fiscal year ending September 30, 1998.

 (8) Seneca LLC and GMG/Seneca LP reimbursed the Bond Fund for the amount by which the operating expenses of Class X Shares of such Fund exceeded .65% of average net assets from September 30, 1996 to January 31, 1997, and 1.85% of average net assets from February 1, 1997 to September 30, 1997.

 (9) PIC and PEPCO have agreed to reimburse the Bond Fund for the amount by which the operating expenses of Class X, Class A, Class B, Class C and Class M Shares of such Fund exceed 1.85%, 2.45%, 3.20%, 3.20% and 2.70%, respectively, of average net assets through the fiscal year ending September 30, 1998.

(10) Seneca LLC and GMG/Seneca LP reimbursed the Real Estate Securities Fund for the amount by which the operating expenses of Class X and Class A Shares of such Fund exceeded 1.05% and 1.70%, respectively, of average net assets from September 30, 1996 to January 31, 1997, and 2.35% and 3.05%, respectively, of average net assets from February 1, 1997 to September 30, 1997.

(11) PIC and PEPCO have agreed to reimburse the Real Estate Securities Fund for the amount by which the operating expenses of Class X, Class A, Class B, Class C and Class M Shares of such Fund exceed 2.35%, 3.05%, 3.80%, 3.80% and 3.30%, respectively, of average net assets through the fiscal year ending September 30, 1998.

EXAMPLE:

An investor would pay
the
  following expenses on
  a hypothetical $1,000
  investment assuming
  (1) a 5% annual
  return and (2)
  redemption at the end
  of each time period:

                                                  CUMULATIVE EXPENSES PAID FOR THE PERIOD
                             ---------------------------------------------------------------------------------
                                   1 YEAR              3 YEARS              5 YEARS              10 YEARS
                             ------------------   ------------------   ------------------   ------------------
                             ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
---------------------------  ------   ---------   ------   ---------   ------   ---------   ------   ---------
Growth Fund
  Class X..................   $ 15       $12       $ 48      $  38      $ 83      $  66      $181      $ 145
  Class A..................   $ 25       $19       $ 77      $  58      $132      $ 100      $282      $ 217
  Class B..................     --       $66         --      $ 101        --      $ 138        --      $ 275
  Class C..................     --       $36         --      $  81        --      $ 138        --      $ 293
  Class M..................     --       $56         --      $  98        --      $ 144        --      $ 270
Mid-Cap "EDGE"(SM) Fund
  Class X..................   $ 18       $21       $ 55      $  66      $ 94      $ 113      $205      $ 243
  Class A..................   $ 24       $27       $ 74      $  84      $127      $ 143      $271      $ 303
  Class B..................     --       $75         --      $ 126        --      $ 179        --      $ 356
  Class C..................     --       $45         --      $ 106        --      $ 179        --      $ 373
  Class M..................     --       $64         --      $ 123        --      $ 185        --      $ 351
Bond Fund
  Class X..................   $ 16       $18       $ 48      $  56      $ 83      $  96      $182      $ 209
  Class A..................     --       $25         --      $  76        --      $ 131        --      $ 279
  Class B..................     --       $72         --      $ 119        --      $ 167        --      $ 333
  Class C..................     --       $42         --      $  99        --      $ 167        --      $ 350
  Class M..................     --       $61         --      $ 116        --      $ 173        --      $ 328
Real Estate Securities Fund
  Class X..................   $ 20       $15       $ 62      $  46      $107      $  79      $232      $ 172
  Class A..................   $ 29       $26       $ 90      $  80      $153      $ 137      $323      $ 290
  Class B..................     --       $70         --      $ 113        --      $ 158        --      $ 322
  Class C..................     --       $48         --      $ 116        --      $ 196        --      $ 404
  Class M..................     --       $67         --      $ 133        --      $ 201        --      $ 382
An investor would pay the
  following expenses on the
  same $1,000 investment
  assuming no redemption at
  the end of each period:

                                                  CUMULATIVE EXPENSES PAID FOR THE PERIOD
                             ---------------------------------------------------------------------------------
                                   1 YEAR              3 YEARS              5 YEARS              10 YEARS
                             ------------------   ------------------   ------------------   ------------------
                             ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                             ------   ---------   ------   ---------   ------   ---------   ------   ---------
Growth Fund
  Class X..................   $ 15       $12       $ 48      $  38      $ 83      $  66      $181      $ 145
  Class A..................   $ 25       $19       $ 77      $  58      $132      $ 100      $282      $ 217
  Class B..................     --       $26         --      $  81        --      $ 138        --      $ 275
  Class C..................     --       $26         --      $  81        --      $ 138        --      $ 293
  Class M..................     --       $56         --      $  98        --      $ 144        --      $ 270

                                                  CUMULATIVE EXPENSES PAID FOR THE PERIOD
                             ---------------------------------------------------------------------------------
                                   1 YEAR              3 YEARS              5 YEARS              10 YEARS
                             ------------------   ------------------   ------------------   ------------------
                             ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA   ACTUAL   PRO FORMA
                             ------   ---------   ------   ---------   ------   ---------   ------   ---------
Mid-Cap "EDGE"(SM) Fund
  Class X..................   $ 18       $21       $ 55      $  66      $ 94      $ 113      $205      $ 243
  Class A..................   $ 24       $27       $ 74      $  84      $127      $ 143      $271      $ 303
  Class B..................     --       $35         --      $ 106        --      $ 179        --      $ 356
  Class C..................     --       $35         --      $ 106        --      $ 179        --      $ 373
  Class M..................     --       $64         --      $ 123        --      $ 185        --      $ 351

Bond Fund
  Class X..................   $ 16       $18       $ 48      $  56      $ 83      $  96      $182      $ 209
  Class A..................     --       $25         --      $  76        --      $ 131        --      $ 279
  Class B..................     --       $32         --      $  99        --      $ 167        --      $ 333
  Class C..................     --       $32         --      $  99        --      $ 167        --      $ 350
  Class M..................     --       $61         --      $ 116        --      $ 173        --      $ 328

Real Estate Securities Fund
  Class X..................   $ 20       $15       $ 62      $  46      $107      $  79      $232      $ 172
  Class A..................   $ 29       $26       $ 90      $  80      $153      $ 137      $323      $ 290
  Class B..................     --       $30         --      $  93        --      $ 158        --      $ 322
  Class C..................     --       $38         --      $ 116        --      $ 196        --      $ 404
  Class M..................     --       $67         --      $ 133        --      $ 201        --      $ 382

     The purpose of the example above is to help a shareholder understand the various costs and expenses that the shareholder will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Actual return may be higher or lower than 5%.

CURRENT INVESTMENT MANAGEMENT AGREEMENT

     Background. GMG/Seneca LP served as the investment manager of the Trust from its inception to July 1996 under an investment management agreement dated February 28, 1996 (the "Initial Management Agreement"). In July 1996, GMG/Seneca LP was reorganized and substantially all of its investment advisory business was transferred to Seneca LLC. As a result of the reorganization, Seneca LLC entered into a new investment management agreement with the Trust dated July 1, 1996 (the "Current Management Agreement") containing the same terms as the Initial Management Agreement. Both the Initial Management Agreement and the Current Management Agreement were approved by the Trustees and the sole initial shareholder of the Trust on February 28, 1996.

     Immediately prior to the LLC Closing in July 1997, Seneca LLC transferred to GMG/Seneca LP all its interest in, and GMG/Seneca LP assumed all the obligations of Seneca LLC under, the Current Management Agreement. This was done to insure sufficient time for PDP to develop a proposal for the delivery of investment management and other services to the Trust and for the Trust to obtain the necessary approvals from its shareholders. In effect, the need for the approval of the Trust's shareholders in connection with the Acquisition was postponed from the date of the LLC Closing to the date of the LP Closing. GMG/Seneca LP, Seneca LLC and PDP have represented to the Trust that the performance by GMG/Seneca LP of the Current Management Agreement during this period did not result in an assignment and termination of the Current Management Agreement.

     Terms of the Current Management Agreement. Under the Current Management Agreement, GMG/Seneca LP is responsible for supervising the investment portfolio of each Fund and determining what securities or other property will be purchased or sold by each Fund. GMG/Seneca LP is also responsible for placing orders for the purchase and sale of portfolio securities for each Fund. GMG/Seneca LP assumes the cost of maintaining the personnel necessary to perform its obligations under the Current Management Agreement.

     For its services under the Current Management Agreement, GMG/Seneca LP receives an annual fee, payable monthly, of 0.70% of average daily net assets from the Growth Fund, of 0.80% of average daily net assets from the Mid-Cap "EDGE"(SM) Fund, of 0.50% of average daily net assets from the Bond Fund, and of 0.85% of average daily net assets from the Real Estate Securities Fund.

     GMG/Seneca LP is authorized under the Current Management Agreement to allocate portfolio brokerage transactions to brokerage firms that provide brokerage and research services to GMG/Seneca LP. This includes the authority to cause the Trust to pay such firms commissions exceeding those another firm would have charged, if GMG/Seneca LP determines in good faith that the commissions are reasonable in relation to the commissions paid by other similarly situated investors and to the value of the services provided, in terms of the particular transaction or the overall responsibilities of GMG/Seneca LP to the Trust and its other accounts. In addition, GMG/Seneca LP may consider sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions of the Trust.

     GMG/Seneca LP is also authorized under the Current Management Agreement to place orders for portfolio brokerage transactions with brokerage firms that are affiliated with GMG/Seneca LP, including Genesis Merchant Group Securities, LLC ("GMG Securities"). The ownership of GMG Securities overlaps with the ownership of GMG/Seneca LP, although GMG may not be an "affiliated person" of GMG/Seneca LP within the meaning of the 1940 Act.

     Under the Current Management Agreement, the Trust, on behalf of each Fund, agrees (i) not to hold GMG/Seneca LP or any of its officers or employees liable for, and (ii) to indemnify or insure GMG/Seneca LP and its officers and employees ("Indemnified Parties") against, any costs and liabilities the Indemnified Parties may incur as a result of any claim against the Indemnified Parties in the good faith exercise of their powers under the Current Management Agreement or arising out of an act or omission of the Trust's custodian, or of any broker or agent selected by GMG/Seneca LP in a commercially reasonable manner, excepting matters as to which the Indemnified Parties are finally adjudged to have been guilty of willful misfeasance, bad faith, gross negligence, reckless disregard of duty or breach of fiduciary duty (all as used in the 1940 Act).

     The Current Management Agreement may be terminated without penalty by either party upon 60 days written notice and automatically terminates in the event of its assignment. Unless terminated, the Current Management Agreement continues in full force and effect for successive periods of one year, but only as long as such continuance is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of each Fund, and in either event by a vote of a majority of the Trustees who are not "interested persons" of GMG/Seneca LP (as defined in the 1940 Act) cast in person at a meeting called for the purpose of voting on such approval. Following the LP Closing, the Current Management Agreement will automatically terminate.

     Under an Investment Advisory Services Agreement, dated as of the LLC Closing, Seneca LLC agreed to provide to GMG/Seneca LP such investment and related administrative services as

GMG/Seneca LP may request and as may be necessary or appropriate in connection with the management of the Trust and the performance of the Current Management Agreement. These services include the services of the employees of Seneca LLC who are members of the investment team for each of the Funds. GMG/Seneca LP has agreed to pay Seneca LLC the reasonable cost of providing these services.

     Seneca LLC and GMG/Seneca LP have undertaken, from February 1, 1997 until approval by shareholders of the New Advisory Agreements, to waive their management and administrative fees and to assume or reimburse the operating expenses of each existing Class of shares of the Trust (other than class-specific, litigation, indemnification and other extraordinary expenses) to the extent necessary to prevent the expenses of such Class from exceeding the following percentages of the average net assets of such Class:

                                                           INSTITUTIONAL   ADMINISTRATIVE
                                                              SHARES           SHARES
                                                           -------------   --------------
        Growth Fund......................................       1.95%           2.55%
        Mid-Cap "EDGE"(SM) Fund..........................       2.10%           2.70%
        Bond Fund........................................       1.85%             --(1)
        Real Estate Securities Fund......................       2.35%           3.05%

---------------

(1) The Bond Fund does not currently offer Administrative Shares.

In accordance with the foregoing undertaking and a similar undertaking (with different percentages) from September 30, 1996 to January 31, 1997, Seneca LLC and GMG/Seneca LP reimbursed expenses of $5,174, $135,798, $126,387 and $16,628 incurred by the Growth Fund, the Mid-Cap "EDGE"(SM) Fund, the Bond Fund and the Real Estate Securities Fund, respectively, during the fiscal year ended September 30, 1997.

     For the fiscal year ended September 30, 1997, Seneca LLC and GMG/Seneca LP earned investment management fees of $200,056, $89,157, $34,294, and $164,147 for services rendered to the Growth Fund, the Mid-Cap "EDGE"(SM) Fund, the Bond Fund and the Real Estate Securities Fund, respectively.

     Distribution Services. GMG Securities and Seneca Distributors, LLC ("Seneca Distributors") (collectively, the "Current Distributors") have entered into a distribution agreement with the Trust, dated July 17, 1997 (the "Distribution Agreement"), pursuant to which they serve as principal underwriters of the Funds' shares. GMG Securities is a California limited liability company whose principal members sold their membership interests in Seneca LLC to PDP at the LLC Closing and will sell their partnership interests in GMG/Seneca LP to PDP at the LP Closing. Seneca Distributors is 99% owned by Seneca LLC. The address of each of the Current Distributors is the same as that of GMG/Seneca LP and Seneca LLC.

     Under the Distribution Agreement, the Current Distributors act as agents of the Trust for the distribution of the Administrative Shares and Institutional Shares of the Funds. Services to be performed or procured by the Distributors include (a) soliciting orders for the sale of the Funds' shares, (b) distributing prospectuses, statements of additional information and sales literature to prospective investors, (c) establishing and maintaining shareholder accounts, (d) processing shareholder transactions, and (e) responding to inquiries. For services in connection with the Administrative Shares, the

Trust pays the Current Distributors an annual fee of .25% of the average daily net assets of the Administrative Shares of each Fund. The Current Distributors serve without compensation with respect to the Institutional Shares.

     For the fiscal year ended September 30, 1997, GMG Securities was paid $8,465, $5,652, $154, and $4,688 for services rendered to the Growth Fund, Mid-Cap "EDGE"(SM) Fund, Bond Fund and Real Estate Securities Fund, respectively.

     Administrative Services. Seneca LLC acts as Administrator of each Fund under an administration agreement, dated July 1, 1996 (the "Administration Agreement"). The services rendered under the Administration Agreement include
(a) overseeing the determination and publication of the Funds' net asset value,
(b) overseeing the maintenance by the Funds' Custodian of certain books and records, (c) preparing the Funds' tax returns, (d) arranging for payment of the Funds' expenses, (e) preparing financial information for the Funds' semiannual and annual reports, proxy statements, and other communications to shareholders,
(f) preparing the Funds' periodic financial reports for filings with the SEC,
(g) monitoring the Funds' other agents, (h) responding to shareholder inquiries,
(i) providing periodic testing of the Funds' portfolios to assist in compliance with the Funds' requirements, and (j) preparing and filing state registrations of the Funds' securities.

     For its services under the Administration Agreement, Seneca LLC is entitled to receive an annual fee (the "Administrative Services Fee") from each Fund, payable monthly, equal to (i) .08% of the first $125 million of average daily net assets, plus (ii) .06% of the next $125 million of average daily net assets, plus (iii) .04% of average daily net assets above $250 million. The minimum annual Administrative Services Fee is currently $55,000 per Fund. In addition, Seneca LLC is entitled to receive from each Fund an annual fee of $5,000 for each additional Class of shares, as well as all out-of-pocket expenses. If the Trust terminates the Administration Agreement prior to March 1999, the Trust is obligated to pay to Seneca LLC a termination fee, in the amount of $175,000 as of December 31, 1997, representing the fees waived by Seneca LLC under the Administration Agreement during the start-up phase of the Trust.

     For the fiscal year ended September 30, 1997, Seneca LLC earned Administrative Services Fees of $57,514, $56,326, $55,433 and $57,899 for services rendered to the Growth Fund, the Mid-Cap "EDGE"(SM) Fund, the Bond Fund and the Real Estate Securities Fund, respectively.

     Seneca LLC and the Trust have entered into an agreement (the
"Sub-Administration Agreement") with State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171 ("State Street"), under which State Street provides these services for the same fees. In the Sub-Administration Agreement, the Trust has agreed to guarantee the obligation of Seneca LLC to compensate State Street.

THE NEW ADVISORY AGREEMENTS

     Background. Investment management under the New Advisory Agreements will involve two new advisers. The Funds will enter into the New Investment Advisory Agreement with PIC. Rather than performing such duties directly, PIC will delegate responsibility for investment management and supervision, security selection and order placement to Seneca LLC pursuant to the New Subadvisory Agreement. PIC will retain responsibility to provide general assistance in Trust operations. PIC will pay Seneca LLC fees equal to one-half the fees charged to the Funds and will retain the balance.

     The New Investment Advisory Agreement and the New Subadvisory Agreement are appended to this Proxy Statement as Exhibits A and B, respectively. The descriptions of these agreements set forth herein are qualified in their entirety by the provisions of Exhibits A and B.

     Terms of the New Investment Advisory Agreement. Under the New Investment Advisory Agreement, PIC will be responsible for managing the investment and reinvestment of the assets of each Fund. PIC will also be responsible for providing assistance on the general operations of the Trust, including compliance support, preparation of documents and advice of PIC's general counsel to the extent permitted by law and applicable standards of professional responsibility. PIC will furnish at its own expense the office facilities and personnel necessary to perform its obligations under the New Investment Advisory Agreement.

     For its services under the New Investment Advisory Agreement, PIC will receive the same annual fee as GMG/Seneca LP does under the Current Management Agreement.

     Under the New Investment Advisory Agreement, PIC is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the New Investment Advisory Agreement, except a loss resulting from PIC's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The New Investment Advisory Agreement will become effective as to each Fund upon its approval by shareholders and will continue in effect for two years thereafter. The New Investment Advisory Agreement may be continued for subsequent periods and terminated in the same manner as the Current Management Agreement. In the event of termination, or at the request of PIC, the Trust and the Funds will eliminate all reference to "Phoenix" from their names. Upon such a request, PIC has agreed to submit the question of continuing the New Investment Advisory Agreement to a vote of the shareholders of the Trust.

     Under the New Investment Advisory Agreement, PIC will provide additional compliance, document preparation and in-house legal services for the same annual fee as under the Current Management Agreement. As a result, it is expected that the Trust's outside legal expenses will be reduced.

     PIC and PEPCO have undertaken, from the effective date of the New Advisory Agreements to at least September 30, 1998, to waive their management and administrative fees and/or to assume or reimburse the operating expenses of each Class of shares of the Trust to the extent necessary to prevent such expenses from exceeding the following percentages of the average net assets of such
Class:

                                       CLASS X     CLASS A     CLASS B     CLASS C     CLASS M
                                       -------     -------     -------     -------     -------
    Growth Fund......................    1.25%       1.85%       2.60%       2.60%       2.10%
    Mid-Cap "EDGE"(SM) Fund..........    2.10%       2.70%       3.45%       3.45%       2.95%
    Bond Fund........................    1.85%       2.45%       3.20%       3.20%       2.70%
    Real Estates Securities Fund.....    2.35%       3.05%       3.80%       3.80%       3.30%

This undertaking reduces the expense limitations currently in place for the Growth Fund by .70%; maintains the expense limitations currently in place for the Mid-Cap "EDGE"(SM) Fund, the Real Estate Securities Fund and the Institutional Shares of the Bond Fund; and imposes comparable expense limitations on the Class A Shares of the Bond Fund and all Class B, C and M Shares.

     PIC may delegate the performance of any of its services under the New Investment Advisory Agreement, subject to prior approval of the Trustees and compliance with the 1940 Act.

     Terms of the New Subadvisory Agreement. Pursuant to the foregoing authority and the terms of the New Subadvisory Agreement, PIC will delegate the performance of all its investment services under the New Investment Advisory Agreement to Seneca LLC. Seneca LLC will furnish at its own expense the office facilities and personnel necessary to perform these services.

     For its services under the New Subadvisory Agreement, PIC will pay Seneca LLC one-half of the annual fees payable by the Trust to PIC.

     Seneca LLC is authorized under the New Subsidiary Agreement to select brokers and dealers to execute Fund transactions and to select the markets in which transactions will be executed. In placing orders for such transactions, Seneca LLC may consider the same factors as GMG/Seneca LP. Seneca LLC is also authorized under the New Subadvisory Agreement to execute Fund transactions with brokers or dealers that are "affiliated persons" (as defined in the 1940 Act) of the Trust, PIC or Seneca LLC, with the prior written approval of the Trust.

     Under the New Subadvisory Agreement, Seneca LLC is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

     The New Subadvisory Agreement will become effective as to each Fund upon its approval by shareholders and will continue in effect for two years thereafter. The New Subadvisory Agreement may be continued for subsequent periods and terminate in the same manner as the Current Management Agreement. In the event of termination, or at the request of Seneca LLC, the Trust and the Funds will eliminate all reference to "Seneca" from their names. Upon such a request, Seneca LLC has agreed to submit the question of continuing the New Subadvisory Agreement to a vote of the shareholders of the Trust.

     Distribution Services. Upon approval by shareholders of the New Advisory Agreements, the Institutional Shares will be redesignated as Class X Shares and the Administrative Shares as Class A Shares. Three new classes, Class B, C and M Shares, will also be established. At the same time, PEPCO will succeed the Distributors as the principal underwriter of the Funds.

     Pursuant to a new underwriting agreement with the Trust (the "New Underwriting Agreement"), PEPCO will serve as the exclusive distributor of the Funds' shares and may enter into sales agreements with brokers, dealers and banks to promote the sale of the shares. With certain exceptions, PEPCO will pay all expenses incurred in connection with sales of Trust shares. For its services under the New Underwriting Agreement, PEPCO will receive the following fees:

                                         CLASS X   CLASS A        CLASS B(1)      CLASS C   CLASS M
                                         -------   -------     ----------------   -------   -------
Maximum Sales Load on Purchases (as a
  percentage of offering price)........   None      4.75%      None                 None     3.50%
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)(2)..........   None       None      5% during first     1.00%      None
                                                               year, decreasing
                                                               1% annually to
                                                               2% during fourth
                                                               and fifth years,
                                                               decreasing to 0%
                                                               after fifth year
Maximum 12b-1 Fees (as a percentage of
  average net assets)(3)...............   None      0.25%      1.00%               1.00%     0.50%

---------------
(1) Class B Shares will automatically convert to Class A Shares without charge eight years after purchase.

(2) To be paid by the shareholder upon a purchase or redemption transaction.

(3) To be paid by each Fund annually.

     No new fees will be imposed on the existing Institutional Shares that will be redesignated as Class X Shares. The minimum purchase level for new Class X holders, however, will be raised to $1 million.

     The 12b-1 fees charged to the existing Administrative Shares will remain the same as those charged to the Class A Shares. Additional purchases of Class A Shares by holders of Administrative Shares will be subject to the 4.75% maximum sales load. This sales load will be reduced depending on the dollar amount purchased. The sales load will also be waived in its entirety under certain circumstances, including dividend reinvestments, purchases by clients of fee-based investment advisers, and purchases by participants in strategic alliance programs, such as the Charles Schwab Mutual Fund Marketplace.

     Holders of Class A, B, C and M Shares will enjoy exchange privileges with all of the Phoenix Funds, Phoenix-Aberdeen Funds and Phoenix-Engemann Funds. Holders of Class X Shares will enjoy exchange privileges with those of the Phoenix Funds, Phoenix-Aberdeen Funds and Phoenix-Engemann Funds that offer Class X shares. Exchange privileges permit holders of one fund to exchange shares of that fund for shares of the same class of another fund without new sales charges. Upon an exchange, holders of Class B Shares who would otherwise incur a deferred sales load will carry over their status to the new fund.

     Administrative and Accounting Services. Upon approval by shareholders of the New Advisory Agreements, Seneca LLC will assign all its rights and obligations under the Administration Agreement and the Sub-Administration Agreement to PEPCO. For a description of these agreements, see "Current Investment Management Agreement -- Administration Services" above. Under the Sub-Administration Agreement, State Street provides the Trust with fund accounting and other administrative services.

In the future, PEPCO intends to propose to the Trust that the Administration Agreement and the Sub-Administration Agreement be terminated and that PEPCO enter into a new administration agreement with the Trust and new subadministration agreement with another third party service provider. Under these new agreements, PEPCO would appoint the third party provider to perform certain fund accounting services for the Trust and assume direct responsibility for the other administrative services currently provided under the Sub-Administration Agreement. PEPCO has undertaken to pay any termination fee payable to Seneca LLC or State Street upon termination of the Administration Agreement and the Sub-Administration Agreement.

     Investors Fiduciary Trust Company, an affiliate of State Street ("IFTC"), currently acts as the custodian of the Funds' investment portfolios and their agent to perform certain investment accounting and recordkeeping functions. In the future, PEPCO intends to propose to the Trust that the investment accounting and recordkeeping services currently performed by IFTC be performed by the third party provider under the new subadministration agreement described above. IFTC would continue to act as the custodian of the Trust. PEPCO has undertaken to pay any termination fee payable to IFTC upon termination of the investment accounting and recordkeeping services provided by IFTC.

     For its services under the new administration agreement, PEPCO would receive approximately $90,000 per Class of shares and would be responsible for paying the third party. PEPCO has advised the Trust that the fees to be charged to the Trust under the new administration agreement for all services currently provided under the Administration Agreement and for the investment accounting and recordkeeping services currently provided by IFTC would be no more than, and are expected to be less than, the fees presently charged.

     Transfer Agency Services. Prior to October 18, 1997, IFTC acted as transfer agent for the Trust and, in such capacity, processed purchases, transfers and redemptions of shares, acted as dividend disbursing agent, and maintained records and handled correspondence with respect to shareholder accounts. On October 18, 1997, PEPCO became the transfer agent for the Trust. PEPCO was appointed as transfer agent in advance of the LP Closing because of scheduling constraints.

     Under the new transfer agency and service agreement with the Trust (the "New Transfer Agency Agreement"), PEPCO receives from each Class an annual per account maintenance fee, together with out-of-pocket expenses. The minimum aggregate annual maintenance fees for the Administrative Class and the Institutional Class are currently $15,000 and $12,000, respectively, the same minimum fees as under the prior agreement with IFTC. The annual per account maintenance fee charged by PEPCO is greater than that previously charged by IFTC, and the minimum aggregate annual maintenance fees for the Class X, A, B, C, and M Shares will increase to $18,000 upon approval by shareholders of the New Advisory Agreements. PEPCO has advised the Trust that, due to the fact that no account activity fees are charged by PEPCO under the New Transfer Agency Agreement, transfer agency costs borne by each existing Class should be reduced over time with the expected growth in Class assets.

     The New Transfer Agency Agreement with PEPCO is the same in all material respects as the prior agreement with IFTC, with the following exceptions. Under the New Transfer Agency Agreement, PEPCO agreed to assume the cost of terminating the prior agreement with IFTC. In the event that the New Advisory Agreements are not approved by the shareholders of the Trust by January 31, 1998, the Trust may terminate the New Transfer Agency Agreement and PEPCO will pay the expenses of re-establishing the Trust's transfer agency service with another provider. In addition, a provision was deleted from the New Transfer Agency Agreement permitting the transfer agent to charge a termination fee on top of its out-of-pocket expenses upon termination of the agreement by the Funds.

     Other Changes. Effective upon approval by shareholders of the New Advisory Agreements, the Trust will be renamed the "Phoenix-Seneca Funds," and the Growth Fund, the Mid-Cap "EDGE"(SM) Fund, the Bond Fund and the Real Estate Securities Fund will be redesignated the "Phoenix-Seneca Growth Fund," the "Phoenix-Seneca Mid-Cap 'EDGE'(SM) Fund," the "Phoenix-Seneca Bond Fund" and the "Phoenix-Seneca Real Estate Securities Fund."

     Prior to July 1, 1997, the Trust paid each Independent Trustee a fee of $2,500 for each regular quarterly meeting attended. Effective July 1, 1997, the Trust has paid each Independent Trustee an additional $2,500 each quarter as a retainer, in recognition of the Trustees' increased work load as a result of the Acquisition.

     It is expected that the Trust will participate in the joint fidelity bond and joint liability insurance policies covering the other funds managed by PDP and its affiliates. It is expected that the premiums paid by the Trust for such coverage will be reduced as a result.

DESCRIPTION OF GMG/SENECA LP AND SENECA LLC

     GMG/Seneca LP. GMG/Seneca LP, 909 Montgomery Street, Suite 500, San Francisco, California 94133, has been an investment adviser since 1989 and is a California limited partnership. As of November 30, 1997, GMG/Seneca LP managed in excess of $93 million in assets for the Trust and had no other clients. The names and principal occupations of the executive officers of GMG/Seneca LP, the general partners of GMG/Seneca LP with the five largest economic interests or with significant management responsibilities relating to the Funds, and each employee of GMG/Seneca LP who is an officer or Trustee of the Trust, are as follows. The address of each, as it relates to his or her duties at GMG/Seneca LP, is the same as that of GMG/Seneca LP.

          NAME                                PRINCIPAL OCCUPATION
------------------------  ------------------------------------------------------------
Gail P. Seneca..........  Managing General Partner and Chief Executive and Investment
                          Officer of GMG/Seneca LP since November 1989. President and
                          Chief Executive and Investment Officer of Seneca LLC since
                          June 1996. General Partner of Genesis Merchant Group, L.P.
                          since January 1990. President and sole shareholder of
                          GenCap, Inc. since July 1994. President and Trustee of the
                          Trust and portfolio management team leader of each of the
                          Funds.
Sandra J. Westhoff......  General Partner and Chief Administrative Officer of
                          GMG/Seneca LP since September 1994. Chief Operating Officer of Seneca LLC since June 1996. Treasurer and Trustee of the
                          Trust.
Ronald K. Jacks.........  General Partner of GMG/Seneca LP. Equity Portfolio Manager
                          of GMG/Seneca LP since July 1990 and of Seneca LLC since
                          July 1996. Secretary of the Trust and portfolio management team leader of the Mid-Cap "EDGE"(SM) Fund.

          NAME                                PRINCIPAL OCCUPATION
------------------------  ------------------------------------------------------------
Richard D. Little.......  General Partner of GMG/Seneca LP. Director of Equities of
                          GMG/ Seneca LP since December 1989 and of Seneca LLC since
                          July 1996. Portfolio management team leader of the Growth
                          Fund and the Mid- Cap "EDGE"(SM) Fund.
Charles B. Dicke........  General Partner of GMG/Seneca LP. Fixed-Income Portfolio
                          Manager of GMG/Seneca LP since October 1991 and of Seneca
                          LLC since July 1996. Portfolio management team leader of the
                          Bond Fund.
William K. Weinstein....  General Partner of GMG/Seneca LP. Chairman of GMG Securities
                          and General Partner of Genesis Merchant Group, L.P.

     Ms. Seneca holds in excess of 25% of the partnership interests in GMG/Seneca LP and is the only Managing General Partner who has authority under the partnership agreement to take any action with respect to the Funds. By virtue of her ownership of and positions with GMG/Seneca LP, Ms. Seneca may be deemed a "parent" of GMG/Seneca LP within the meaning of the proxy rules.

     Seneca LLC. Seneca LLC, 909 Montgomery Street, Suite 600, San Francisco, California 94133, has been (with its predecessor, GMG/Seneca LP) an investment adviser since 1989 and is a California limited liability company. As of November 30, 1997, Seneca LLC managed in excess of $4.1 billion in assets for institutions and individuals.

     The names and principal occupations of the executive officers of Seneca LLC, and each employee or member of Seneca LLC who will be an officer or Trustee of the Trust, are as follows. The address of each, as it relates to his or her duties at Seneca LLC, is the same as that of Seneca LLC.

          NAME                                PRINCIPAL OCCUPATION
------------------------  ------------------------------------------------------------
Gail P. Seneca..........  Managing General Partner and Chief Executive and Investment
                          Officer of GMG/Seneca LP since November 1989. President and
                          Chief Executive and Investment Officer of Seneca LLC since
                          June 1996. General Partner of Genesis Merchant Group, L.P.
                          since January 1990. President and sole shareholder of
                          GenCap, Inc. since July 1994. President and Trustee of the
                          Trust and portfolio management team leader of each of the
                          Funds.
Sandra J. Westhoff......  Chief Administrative Officer of GMG/Seneca LP since
                          September 1994. Chief Operating Officer of Seneca LLC since
                          June 1996. Treasurer and Trustee of the Trust.
Ronald K. Jacks.........  Equity Portfolio Manager of GMG/Seneca LP since July 1990 and of Seneca LLC since July 1996. Secretary of the Trust
                          and portfolio management team leader of the Mid-Cap
                          "EDGE"(SM) Fund.
Thomas N. Steenburg.....  Secretary, General Counsel and Compliance Officer of Seneca
                          LLC since June 1997. Vice President, Secretary and Counsel of PIC, National Securities & Research Corporation ("NSRC"),
                          PDP and PEPCO since November 1995 and Duff & Phelps
                          Investment Management Co. since January 1996. Vice
                          President -- Compliance of Phoenix-Aberdeen International
                          Advisers, LLC since May 1996.

     PDP currently holds 74.9%, and Ms. Seneca holds in excess of 5%, of the membership interests in Seneca LLC. By virtue of their ownership of and/or positions with Seneca LLC, PDP and Ms. Seneca may be deemed "parents" of Seneca LLC within the meaning of the proxy rules. Ms. Seneca, Ms. Westhoff and Mr. Jacks also hold certain non-voting interests in Seneca LLC and/or options to purchase shares of PDP.

     Effective as of approval by shareholders of the New Advisory Agreements, Mr. Steenburg will become the Secretary of the Trust. Mr. Steenburg holds shares of PDP.

DESCRIPTION OF PIC, PDP AND PHOENIX HOME LIFE

     PIC, organized as John P. Chase, Inc. in 1932, has been an investment adviser for over 65 years. PIC is a Massachusetts corporation that, as of September 30, 1997, managed in excess of $20 billion in assets for institutions and individuals. PIC is a wholly-owned subsidiary of PEPCO, which is in turn a wholly-owned subsidiary of PDP.

     PDP is a 60%-owned subsidiary of PM Holdings, Inc., which is in turn a wholly-owned subsidiary of Phoenix Home Life. The remaining 40% of PDP is held by the public. Phoenix Home Life is a mutual insurance company engaged in the investment and life insurance businesses, with assets of approximately $14 billion as of December 31, 1996. Phoenix Home Life, as a mutual insurance company, is owned by its policyholders and has no stock.

     The principal place of business of PIC, PEPCO and PDP is located at 56 Prospect Street, Hartford, Connecticut 06115. The principal place of business of PM Holdings, Inc. and Phoenix Home Life is located at One American Row, Hartford, Connecticut 06103.

     The names and principal occupations of the executive officers and directors of PIC are as follows. The address of each, as it relates to his duties at PIC, is the same as that of PIC.

          NAME                                PRINCIPAL OCCUPATION
------------------------  ------------------------------------------------------------
Philip R. McLoughlin....  Chairman of the Board and Chief Executive Officer of PDP
                          since May 1997. Director of Phoenix Home Life since February
                          1994 and Executive Vice President -- Investment of Phoenix
                          Home Life since December 1988. President of PEPCO, Chairman of PIC and Chairman and Chief Executive Officer of NSRC.
                          Director of Duff & Utilities Tax-Free Income Inc. and Duff &
                          Phelps Utility and Corporate Bond Trust Inc. President and
                          Director or Trustee of the Phoenix Funds, Phoenix Duff &
                          Phelps Institutional Mutual Funds and Phoenix-Aberdeen
                          Series Fund. Director of PM Holdings, Phoenix Charter Oak
                          Trust Company, The World Trust, a Luxembourg closed-end
                          fund, The Emerging World Trust Fund, a Luxembourg closed-end fund, PXRE Corporation, a publicly traded corporation, and its wholly-owned subsidiary, PXRE Reinsurance Company.

          NAME                                PRINCIPAL OCCUPATION
------------------------  ------------------------------------------------------------
Michael E. Haylon.......  Executive Vice President of PDP since November 1995.
                          President of PIC; Executive Vice President of NSRC; and
                          Executive Vice President of the Phoenix Funds, Phoenix Duff
                          & Phelps Institutional Mutual Funds and Phoenix-Aberdeen
                          Series Fund. Director of PIC, PEPCO and NSRC.
David R. Pepin..........  Executive Vice President of PDP since November 1995.
                          Managing Director, Phoenix-Aberdeen International Advisers,
                          LLC; Executive Vice President of the Phoenix Funds, Phoenix
                          Duff & Phelps Institutional Mutual Funds and
                          Phoenix-Aberdeen Series Fund; Executive Vice
                          President -- Mutual Fund Sales and Operations and Director
                          of PEPCO; and Director of PIC, NSRC and Phoenix Charter
                          Trust Company.
William R. Moyer........  Senior Vice President and Chief Financial Officer of PDP
                          since 1995. Chief Financial Officer and a Senior Vice
                          President of PEPCO, NSRC and PIC. Treasurer of NSRC and PIC.
                          Vice President of the Phoenix-Aberdeen Series Fund and the
                          Phoenix Duff & Phelps Institutional Mutual Funds.

     PIC and its affiliates act as an investment adviser or subadviser to the following registered investment companies, or portfolios thereof, having similar investment objectives to those of the Funds:

                              SIMILAR              PORTFOLIO                      PORTFOLIO ANNUAL
   SENECA FUND               PORTFOLIO             ASSETS(1)                     MANAGEMENT FEE(2)
------------------  ---------------------------  --------------   ------------------------------------------------
Growth Fund         Phoenix Growth Fund Series   $2,654,650,265   0.70% first $1 billion of net assets; 0.65% next
                                                                    $1 billion; 0.60% thereafter
                    Phoenix Edge Growth Series   $1,498,431,409   0.70% first $250 million of net assets; 0.65%
                                                                    next $250 million; 0.60% thereafter
                    Phoenix-Engemann Growth      $  468,040,708   0.90% first $50 million of net assets; 0.80%
                      Fund                                          next $450 million; 0.70% thereafter
                    SunAmerica Growth(2)         $  217,651,407   0.35% first $50 million of net assets; 0.30%
                                                                    next $100 million; 0.25% next $150 million;
                                                                    0.20% next $200 million; 0.15% thereafter
                    Phoenix Duff & Phelps        $   76,630,514   0.60% first $1 billion of net assets; 0.55%
                      Institutional Growth                          thereafter
                      Stock Portfolio(3)
Mid-Cap "EDGE"(SM)  Phoenix Mid-Cap Portfolio    $  409,700,761   0.75% first $1 billion of net assets; 0.70% next
  Fund                                                              $1 billion; 0.65% thereafter
Bond Fund           Phoenix Multi-Sector Fixed   $  357,311,930   0.55% first $1 billion of net assets; 0.50% next
                      Income Fund                                   $1 billion; 0.45% thereafter
                    Phoenix Duff & Phelps        $   81,577,298   0.45% first $1 billion of net assets; 0.40%
                      Institutional Managed                         thereafter
                      Bond Portfolio(3)

                              SIMILAR              PORTFOLIO                      PORTFOLIO ANNUAL
   SENECA FUND               PORTFOLIO             ASSETS(1)                     MANAGEMENT FEE(2)
------------------  ---------------------------  --------------   ------------------------------------------------
Real Estate         Phoenix Real Estate          $   57,782,861   0.75% first $1 billion of net assets; 0.70%
  Securities Fund   Securities Portfolio(3)                       next $1 billion; 0.65% thereafter
                    Phoenix Edge Real Estate     $   48,602,860   0.75% first $1 billion of net assets; 0.70%
                    Securities Series(3)                          next $1 billion; 0.65% thereafter
                    Phoenix Duff & Phelps        $   12,543,072   0.50% of net assets
                    Institutional Real Estate
                    Equity Securities
                      Portfolio(3)

---------------
(1) As of September 30, 1997.

(2) Subadvisory services only.

(3) The adviser has waived, reduced or otherwise agreed to reduce its compensation with respect to this portfolio.

SECTION 15(F) AND THE FUNDS AGREEMENT

     Section 15(f) of the 1940 Act provides a non-exclusive safe harbor that permits an investment adviser to a registered investment company (and the affiliated persons of the adviser) to receive compensation and benefits in connection with any sale of interests in the adviser that results in an assignment of the advisory agreement with a registered investment company, as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the Board of the investment company must not be "interested persons" (as defined in the 1940 Act) of the adviser or any successor. In order to comply with this condition, Sandra J. Westhoff, who is an interested person of GMG/Seneca LP and Seneca LLC, has resigned as a Trustee of the Trust effective upon approval by shareholders of the New Advisory Agreements. Following this resignation, three of the four remaining Trustees (the "Independent Trustees") will not be interested persons of GMG/Seneca LP, Seneca LLC, PIC or PEPCO. Under the 1940 Act, any new Trustees appointed within three years must be selected by the Independent Trustees. The Independent Trustees intend to select another Independent Trustee shortly after the Special Meeting and, subject to the requirements of the 1940 Act, may select additional Trustees in the future who may or may not be Independent Trustees.

     Second, Section 15(f) requires that an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the adviser (including its predecessor and successor adviser(s)), or any interested person of any such person, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its securityholders (other than fees for bona fide advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Seneca LLC, GMG/Seneca LP, PIC and PDP have represented that they have no express or implied understanding, arrangement or intention to impose an unfair burden on any of the Funds as a result of the Acquisition.

     The Trust has entered into an agreement (the "Funds Agreement") with Seneca LLC, GMG/Seneca LP, PDP, PIC and PEPCO (the "Acquisition Parties") pursuant to which the Acquisition Parties have agreed to reimburse the Trust for any expenses the Trust reasonably incurs in connection with the Acquisition. These include expenses associated with meetings of the Trustees and the shareholders, the solicitation of shareholder proxies, the preparation, review and negotiation of the Funds Agreement, the New Advisory Agreements, the New Underwriting Agreement and related documents, the preparation and review of disclosures to shareholders, and related legal, accounting, transfer agent and custodial services. In connection with Section 15(f), the Acquisition Parties have agreed in the Funds Agreement to use all commercially reasonable efforts to assure compliance with the conditions of
Section 15(f). The Acquisition Parties also agreed in the Funds Agreement to maintain the expense limitations currently undertaken by Seneca LLC and GMG/Seneca LP until approval by shareholders of the New Advisory Agreements and, from such time until at least September 30, 1998, at the same or lower levels described above under "The New Advisory Agreements -- Terms of the New Investment Advisory Agreement." The Acquisition Parties have made certain other representations to the Trust and have agreed to indemnify the Trust against certain liabilities, including those arising out of information provided by them for use in this Proxy Statement.

EVALUATION OF THE NEW ADVISORY AGREEMENTS BY THE TRUSTEES

     The Trustees were informed of the signing of the definitive agreement at a meeting held on June 20, 1997. At the meeting, a special committee of the Trustees, comprised of each of the Independent Trustees, was appointed to review the Acquisition on behalf of the Trust. The Independent Trustees convened on June 24, 1997 to discuss preliminary matters relating to the Acquisition. On July 15, 1997, the Trustees, including the Independent Trustees, met to review materials submitted by PDP, GMG/Seneca LP and Seneca LLC relating to the LLC Closing and the proposed arrangements for the Trust during and after the period between the LLC Closing and the LP Closing. Representatives of PDP, GMG/Seneca LP and Seneca LLC were present at the meeting to discuss the materials and answer questions. At the meeting, the Trustees, including the Independent Trustees acting separately, unanimously approved the Distribution Agreement with GMG Securities and Seneca Distributors to be effective as of the LLC Closing.

     On October 15, 1997, the Trustees, including the Independent Trustees acting separately, unanimously approved the New Transfer Agency Agreement with PEPCO. The Trustees were advised by PEPCO that under the New Transfer Agency Agreement transfer agency costs borne by each existing Class should be reduced over time with the expected growth in Class assets. The New Transfer Agency Agreement also eliminated a termination fee provision and required PEPCO to assume the expense of re-establishing the Trust's transfer agency service with another provider in the event the New Advisory Agreements were not approved by the Trust's shareholders.

     The Trustees met in person on November 14, 1997 to consider the New Advisory Agreements, the New Underwriting Agreement and other matters related to the LP Closing. Prior to and at the meeting, the Trustees received and reviewed extensive written materials regarding Seneca LLC, PDP, PIC and PEPCO and the proposed operations of the Trust after the LP Closing. The Trustees had an opportunity to discuss these matters at length with representatives of Seneca LLC, PDP, PIC and PEPCO present at the meeting.

     In the course of these discussions, Seneca LLC, PDP, PIC and PEPCO advised the Trustees that they expected to maintain at least the same level and quality of services to the Trust at the same or lower expense. They also confirmed that the Trustees had been given all information reasonably necessary for the Trustees to evaluate the terms of the New Advisory Agreements and the New Underwriting Agreement.

     Based upon its review, the Trustees, including the Independent Trustees acting separately, unanimously approved the New Advisory Agreements and voted to recommend their approval by the shareholders. At the same time, the Trustees approved the New Underwriting Agreement and the establishment of the new Class B, C and M Shares. The approval of the New Advisory Agreements was conditioned upon receipt of additional information concerning the estimated expenses of the Funds and upon execution of the Funds Agreement. The additional expense information was reviewed by the Trustees at a meeting held on December 10, 1997 and, after further refinement, by the Independent Trustees at a meeting held on December 15, 1997. The Funds Agreement was subsequently executed.

     In connection with its review of the Acquisition and the New Advisory Agreements, the Trustees took into account a number of matters, including the nature and quality of past services rendered by GMG/Seneca LP, Seneca LLC and the Current Distributors; the investment performance and growth of the Funds; the terms of the Current Management Agreement and the Distribution Agreement as compared with those of the New Advisory Agreements and the New Underwriting Agreement, including the fees payable thereunder; the investment and executive personnel of the Trust; the proposed changes to the Institutional and Administrative Shares and the establishment of new Class B, C and M Shares; the assumption by PEPCO of distribution, administrative and transfer agency services for the Funds; the engagement of other new service providers for the Funds; the past and future expenses of the Funds; comparative investment performance and expense information regarding other funds, including funds currently managed by PIC, Seneca LLC and their affiliates; the provisions of the Funds Agreement; the possible advantages of the Acquisition, and the alternatives available, to the Trust; the history of the Phoenix Home Life organization; and the benefits accruing to PIC, Seneca LLC and their affiliates as result of their arrangements with the Trust.

     In approving the New Advisory Agreements, the Trustees considered the following factors, among others, to be of particular importance:

     - Continuity of Investment and Executive Management. No material change in the investment or executive management of the Funds is expected to result from the Acquisition. Gail P. Seneca, Richard D. Little, Ronald K. Jacks and Charles B. Dicke are management owners and have each signed four-year employment contracts with Seneca LLC. Although PDP owns a majority interest in Seneca LLC, Ms. Seneca continues to act as Chief Executive and Investment Officer of Seneca LLC and to manage its day-to-day operations.

     - Expanded Distribution Capabilities. PEPCO will assume the distribution of the Funds through its existing network of broker-dealers, investment advisers and financial planners. The PEPCO marketing and sales organization is significantly larger and more experienced than that of the Current Distributors. The potential growth in the Funds resulting from these expanded distribution capabilities should help reduce the expense ratios of the Funds over time.

     - Additional Administrative Services; Experience and Financial Strength of PDP. PIC will provide additional assistance with the administration of the Trust at no extra cost. PDP and its affiliates have extensive experience in managing and administering over 50 mutual funds and other investment companies. PDP is a publicly-traded company with a market capitalization of over $360 million.

     - Additional Shareholder Services. Existing holders of Institutional and Administrative Shares will be permitted to exchange their shares for like shares of the Phoenix Funds, Phoenix-Aberdeen Funds and Phoenix-Engemann Funds. Although a sales charge will be imposed on purchases of new shares other than Class X Shares, this charge will be reduced or waived under certain circumstances. Shareholders will also be offered a wider variety of account services, including automatic investment and withdrawal programs.

     - No Increase and Potential Decrease in Expenses. The Acquisition is not expected to increase the Gross Expense Ratio of any existing Class of shares of the Trust over its Gross Expense Ratio for the past fiscal year. PDP anticipates that the Funds' Gross Expense Ratios will actually decrease over time based on the economies and efficiencies of scale PDP and its affiliates can offer and with the growth of the Funds' assets. PDP has committed to share the benefits of any such economies and efficiencies with the Funds. Under the Funds Agreement, PDP, PIC and Seneca LLC have agreed to use all commercially reasonable efforts to assure compliance with the conditions of Section 15(f), including the requirement that no "unfair burden" be imposed upon the Trust for two years. Consistent with this undertaking, PDP, PIC and Seneca LLC have agreed to reimburse the Trust for all its Acquisition expenses. PIC and PEPCO have also agreed, until September 30, 1998, to reduce the expense limitations currently in place for the Growth Fund; to maintain the expense limitations currently in place for the Mid-Cap "EDGE"(SM) Fund, the Real Estate Securities Fund and the Institutional Shares of the Bond Fund; and to impose comparable expense limitations on the Class A Shares of the Bond Fund and all Class B, C and M Shares.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

     Approval of the proposed New Advisory Agreements requires the affirmative vote of a majority of the outstanding shares of each of the Funds. In accordance with the 1940 Act, a majority of the outstanding shares means the lesser of (1) 67% or more of the shares present at the meeting if the owners of more than 50% of the shares outstanding as of the Record Date are present in person or by proxy, or (2) more than 50% of the outstanding shares determined as of the Record Date. Each Fund will vote separately on the New Advisory Agreements.

     The New Advisory Agreements will take effect as to each Fund upon approval by its shareholders. If Proposal 1 does not receive the required approval of shareholders of a Fund and the LP Closing is consummated, the Current Management Agreement will be terminated as to such Fund, effective on the date of such consummation, and the Trustees will take such action as they deem to be in the best interests of the Trust and the shareholders of such Fund.

             THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS
                              VOTE FOR PROPOSAL 1.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

     Since inception, the Trust's independent auditors have been Deloitte & Touche LLP ("Deloitte"). At their meeting on November 14, 1997, the Trustees, on the recommendation of the Audit Committee, unanimously selected Price Waterhouse LLP as the independent auditors of the Trust for the fiscal year ending September 30, 1998, effective upon approval by shareholders of the New Advisory Agreements. Price Waterhouse currently provides audit services both to Phoenix Home Life and its affiliates and to the funds they manage. Price Waterhouse has agreed not to increase the fees currently charged, or reduce the services currently provided, to the two existing Classes of the Trust for at least two years. Additional fees will be charged in connection with the new Class B, C and M Shares.

     The reports issued by Deloitte on the financial statements for the Trust for the last two fiscal years contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during and since the last two fiscal years of the Trust, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The Trust's independent auditors examine the annual financial statements of the Funds and review the Funds' income tax returns. No representative of Deloitte or of Price Waterhouse is expected to be present at the Special Meeting.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

     Ratification of Price Waterhouse LLP as the independent auditors of the Trust for the 1998 fiscal year requires the affirmative vote of a majority of the shares of the Trust voted at the Special Meeting. If the selection of Price Waterhouse LLP is not ratified, or if the New Advisory Agreements are not approved by shareholders, the Trustees will take such action as they deem to be in the best interests of the Trust and its shareholders, including the continuation of Deloitte as independent auditors for the 1998 fiscal year.

             THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS
                              VOTE FOR PROPOSAL 2.

                             ADDITIONAL INFORMATION

OTHER BUSINESS

     As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented to shareholders for action at the meeting other than those matters described above. Should other business be properly bought before the meeting, or any adjournment thereof, it is intended that the persons named as proxy holders will vote such proxies in accordance with their judgment as to such business.

SHAREHOLDER PROPOSALS

     The Trust is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

February 6, 1998

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

                                                                       EXHIBIT A

                              PHOENIX-SENECA FUNDS
                         INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT made effective as of the      day of February, 1998 by and
between PHOENIX-SENECA FUNDS, a Delaware business trust having an office and principal place of business located at 909 Montgomery Street, San Francisco, California 94133 (the "Trust") and PHOENIX INVESTMENT COUNSEL, INC., a Massachusetts corporation having an office and principal place of business located at 56 Prospect Street, Hartford, Connecticut 06115 (the "Adviser").

                                WITNESSETH THAT:

     1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of the following series of the Trust established and designated by the Trustees on or before the date hereof, namely the Phoenix-Seneca Growth Fund, the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund, the Phoenix-Seneca Bond Fund, and the Phoenix-Seneca Real Estate Securities Fund (the "Existing Series"), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

     2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more additional series ("Additional Series"), the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

     3. The Adviser shall furnish continuously an investment program for the Existing Series and any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Trustees.

     4. (a) With respect to managing the investment and reinvestment of the Series' assets, the Adviser shall provide, at its own expense:

          (i) Investment research, advice and supervision;

          (ii) An investment program for each Series consistent with its investment objectives;

          (iii) Implementation of the investment program for each Series including the purchase and sale of securities; and

          (iv) Regular reports to the Trustees on the implementation of each Series' investment program.

     (b) The Adviser shall also provide, at its own expense:

          (i) Advice and assistance on the general operations of the Trust;

          (ii) Compliance support for Trust operations;

          (iii) Preparation of registration statements, amendments to registration statements, proxy materials and other Trust documents, to the extent required by law or directed by the Trustees; and

          (iv) Advice and assistance of Adviser's General Counsel to the extent permitted by law and by applicable standards of professional responsibility.

     5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

     6. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

          (a) Office facilities, including office space, furniture and equipment;

          (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Adviser hereunder;

          (c) Personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

          (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates; and

          (e) Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

     7. All costs and expenses not specifically referred to herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

     8. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

          (a) Within ten days after the end of each month, the Trust shall pay the Adviser a monthly fee with respect to each Series at the following annual rates:

                Phoenix-Seneca Growth Fund......................  0.70%
                Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund..........  0.80%
                Phoenix-Seneca Bond Fund........................  0.50%
                Phoenix-Seneca Real Estate Securities Fund......  0.75%

          The amounts payable to the Adviser with respect to each Series shall be based upon the average of the values of the net assets of such Series as of the close of business each day, computed in accordance with the Trust's then current registration statement.

          (b) Compensation shall accrue immediately upon the effective date of this Agreement.

          (c) If there is termination of this Agreement during a month, each Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

          (d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for any Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the state) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

     9. As to one or more of the Series, the Adviser may enter into one or more agreements with a subadviser in which the Adviser delegates to the subadviser the performance of any or all of the services specified herein; provided that
(a) each such agreement imposes on the subadviser all the duties and conditions to which the Adviser is subject with respect to the covered services; (b) each agreement meets the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder; and (c) the Adviser shall not enter into a subadvisory agreement unless it is approved by the Trustees and the shareholders of the affected Series, if required under the 1940 Act, prior to implementation. The Adviser shall evaluate and recommend any such subadviser and shall remain responsible for the day-to-day management of the Series.

     10. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the 1940 Act, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

     11. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder (provided that the foregoing shall not be construed to protect the Adviser from liability under the 1940 Act, other federal or state securities law or common law).

     12. It is understood that:

          (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

          (b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

          (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

     13. This Agreement shall become effective with respect to the Existing Series as of the date stated above (the "Contract Date") and with respect to any Additional Series, on the date specified in the notice to the Trust from the Adviser in accordance with paragraph 2 hereof that the Adviser is willing to serve as Adviser with respect to such Additional Series. Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of two years following the Contract Date, and, with respect to each Additional Series, until the next anniversary of the Contract Date following the date on which such Additional Series became subject to the terms and conditions of this Agreement and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

     14. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

     15. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the 1940 Act.

     16. The Adviser hereby grants the Trust a non-exclusive license to use "Phoenix" in its name and its business and warrants that it has the right to grant such a license. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix" in any form or combination whatsoever, or otherwise use the word "Phoenix" as part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors and prospective investors delete from its name the word "Phoenix" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix", it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

     17. Reference is hereby made to the Agreement and Declaration of Trust dated December 18, 1995 establishing the Trust, to the Trust's Certificate of Trust, also dated December 18, 1995, which is on file with the Office of the Secretary of State of the State of Delaware, and to any and all amendments thereto. The name Phoenix-Seneca Funds refers to the Trustees under said Agreement and Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Agreement and Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Adviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

     18. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                           PHOENIX-SENECA FUNDS

                                           By:
                                              ----------------------------------
                                              Gail P. Seneca
                                              President

                                           PHOENIX INVESTMENT COUNSEL, INC.

                                           By:
                                              ----------------------------------
                                              Michael E. Haylon
                                              President

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

                                                                       EXHIBIT B

                              PHOENIX-SENECA FUNDS
                             SUBADVISORY AGREEMENT

                                                               February   , 1998

Seneca Capital Management LLC
909 Montgomery Street
San Francisco, California 94133

RE: SUBADVISORY AGREEMENT

Ladies and Gentlemen:

     Phoenix-Seneca Funds (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the Phoenix-Seneca Growth Fund, the Phoenix-Seneca Mid-Cap "EDGE"(sm) Fund, the Phoenix-Seneca Bond Fund, and the Phoenix-Seneca Real Estate Securities Fund (collectively sometimes hereafter referred to as the "Series").

     Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends subadvisers for the Series and is responsible for the day-to-day management of the Series.

     1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Seneca Capital Management LLC (the "Subadviser") as a subadviser to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

     2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser of the Series and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

     3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Trust's Agreement and Declaration of Trust and By-Laws, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Trust's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

     4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser or the Trust, for the following:

          (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

          (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

          (c) Personnel to serve without salaries from the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

          (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

     5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

     A. In placing orders for the sale and purchase of Series securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

     B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc.

and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

     C. The Subadviser shall not execute any transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

     7. Proxies. The Subadviser, as the Trust's authorized agent, will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Series may be invested.

     8. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

     9. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

     10. Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Trust in respect thereof.

     11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

     12. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

          A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

          B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to Adviser as agent of the Trust promptly upon request of either.

          C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust and Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

          D. Reference is hereby made to the Agreement and Declaration of Trust dated December 18, 1995 establishing the Trust, to the Trust's Certificate of Trust, also dated December 18, 1995, which is on file with the Office of the Secretary of State of the State of Delaware, and to any and all amendments thereto. The name Phoenix-Seneca Funds refers to the Trustees under said Agreement and Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Agreement and Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

     13. Seneca Name. The Subadviser hereby grants the Trust a non-exclusive license to use "Seneca" in its name and its business and warrants that it has the right to grant such a license. In the event of termination of this Agreement, or at the request of the Subadviser, the Trust will eliminate all reference to "Seneca" from its name, and will not thereafter transact business in a name using the word "Seneca" in any form or combination whatsoever, or otherwise use the word " Seneca" as part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors and prospective investors delete from its name the word " Seneca" or any approximation thereof. If the Subadviser chooses to withdraw the Trust's right to use the word "Seneca", it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

     14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

     15. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect for a period of two years following such date and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

     16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise, upon sixty
(60) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

     17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

     18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

                                           PHOENIX-SENECA FUNDS

                                           By:
                                              ----------------------------------
                                              Gail P. Seneca
                                              President

                                           PHOENIX INVESTMENT COUNSEL, INC.

                                           By:
                                              ----------------------------------
                                              Michael E. Haylon
                                              President

ACCEPTED:

SENECA CAPITAL MANAGEMENT LLC

By:
    --------------------------------------------------------
    Gail P. Seneca
    President

SCHEDULES:  A. Subadviser Functions
               B. Operational Procedures
               C. Fee Schedule
               D. Record Keeping Requirements

                                   SCHEDULE A

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of each Series' assets, the Subadviser shall provide, at its own expense:

          (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Trustees and the Adviser;

          (b) Implementation of the investment program for the Series;

          (c) Quarterly reports, in form and substance acceptable to the Adviser and the Trustees, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933; iii) diversification of Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series' limitation on acquisition of illiquid securities; v) the implementation of the Series' investment program, including, without limitation, analysis of Series performance; and, vi) any and all other reports reasonably requested by the Adviser or the Trustees;

          (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

          (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with the Trust's Distributor, and other parties requested by the Adviser or the Trustees.

                                   SCHEDULE B

                             OPERATIONAL PROCEDURES

     In order to minimize operational problems, it will be necessary for a flow of information to be supplied to Investors Fiduciary Trust Company, currently the custodian for the Trust, or any other person serving as custodian for the Trust (the "Custodian").

     The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.  Purchase or sale;

         2.  Security name;

         3.  CUSIP number (if applicable);

         4.  Number of shares and sales price per share;

         5.  Executing broker;

         6.  Settlement agent;

         7.  Trade date;

         8.  Settlement date;

         9.  Aggregate commission or if a net trade;

        10.  Interest purchased or sold from interest bearing security;

        11.  Other fees;

        12.  Net proceeds of the transaction;

        13.  Exchange where trade was executed; and

        14.  Identified tax lot (if applicable).

     When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C

                                SUBADVISORY FEE

     For services provided to the Trust, the Adviser will pay to the Subadviser, on or before the 12th day of each month, a fee, payable in arrears, at the following annual rates:

                Phoenix-Seneca Growth Fund......................  0.35%
                Phoenix-Seneca Mid-Cap "EDGE"(sm) Fund..........  0.40%
                Phoenix-Seneca Bond Fund........................  0.25%
                Phoenix-Seneca Real Estate Securities Fund......  0.375%

     The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

                                   SCHEDULE D

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

     1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

          A. The name of the broker;

          B. The terms and conditions of the order and of any modifications or cancellations thereof;

          C. The time of entry or cancellation;

          D. The price at which executed;

          E. The time of receipt of a report of execution; and

          F. The name of the person who placed the order on behalf of the Trust.

     2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

          A. Shall include the consideration given to:

             (i) The sale of shares of the Trust by brokers or dealers.

             (ii) The supplying of services or benefits by brokers or dealers to:

                 (a) The Trust,

                 (b) The Adviser,

                 (c) The Subadviser, and

                 (d) Any person other than the foregoing.

             (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

          B. Shall show the nature of the services or benefits made available.

          C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

          D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

     3. (Rule 31a-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of securities and such other information as is appropriate to support the authorization.*

     4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.

---------------

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or Subadviser review.

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

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

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




                                  SENECA FUNDS

                                      PROXY

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 25, 1998


            The undersigned, revoking any previous proxies, hereby appoints SANDRA J. WESTHOFF and RONALD K. JACKS, and each of them, with full power of substitution, as proxy holders of the undersigned, to vote all shares of Seneca Funds (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held on February 25, 1998, at 2:00 p.m. local time, at 909 Montgomery Street, Suite 500, San Francisco, California, and any adjournment thereof, upon the matters set forth on the reverse.



            THIS PROXY IS SOLICITED BY THE TRUSTEES OF THE TRUST. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF CONTRARY DIRECTION, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

            Proposal 1.    Approval of a new investment management agreement
with Phoenix Investment Counsel, Inc. ("PIC") and a new subadvisory agreement with PIC and Seneca Capital Management LLC.

                        [ ] FOR     [ ] AGAINST [ ] ABSTAIN

            Proposal 2.    Ratification of the selection of Price Waterhouse LLP
as the independent auditors of the Trust for the fiscal year ending September 30, 1998.

                        [ ] FOR     [ ] AGAINST [ ] ABSTAIN

            Proposal 3.    In their judgment, transaction of such other business
as may properly come before the meeting or any adjournment thereof.



            The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement.

                              Please sign exactly as addressed. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, officer, partner, member or other fiduciary or agent, give full title.


                              Dated _____________, 1998

                              __________________________________________________

                              __________________________________________________
                                        Signature(s) and/or Title(s)


                PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE


                                        2